As filed with the Securities and Exchange Commission on May 3, 2006.

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                              FILE NUMBER 811-1677

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

[X]  Filed by the Registrant

[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[X]  Preliminary Proxy Statement

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            JOHN HANCOCK EQUITY TRUST
                (Name of Registrant as Specified in Its Charter)

                            JOHN HANCOCK EQUITY TRUST
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (check the appropriate box):

[ ] $125 per Exchange Act Rules 0-11(c) (1) (ii), 14a-6 (i) (1), or
    14a-6 (i) (2) or Item 22(a) (2) or schedule 14A (sent by wire transmission).

[ ] Fee paid previously with preliminary materials.

[X] No fee required.

May 24, 2006

Dear Fellow Shareholder:

I am writing to ask for your vote on an important matter concerning your investment in the John Hancock's mutual funds for which Independence Investment LLC (Independence) serves as investment sub-adviser. The attached proxy statement contains information about a proposal to retain a successor entity, with the same portfolio management staff as Independence, as sub-adviser to your fund. Another proposal would grant greater power to the trustees to retain sub-advisers in the future without shareholder approval.

Why are changes being proposed?

Independence has served as the sub-adviser to John Hancock Core Equity Fund, John Hancock Independence Diversified Core Equity Fund II and John Hancock Small Cap Fund, since 1992, 1995, and 1998 respectively. Independence is currently a subsidiary of Manulife Financial Corporation ("Manulife"). A subsidiary of Manulife has entered into an agreement with the parent of Convergent Capital Management ("Convergent") pursuant to which substantially all of the assets of Independence will be transferred to a newly formed subsidiary of Convergent ("New Independence"). The same portfolio management team will manage your fund at New Independence as currently manages your fund at Independence. John Hancock Advisers, LLC believes that retaining New Independence as sub-adviser to your fund is in the best interest of shareholders because it promotes the long-term continuity of your fund's strategy and management. The existing sub-advisory contract with Independence will automatically terminate due to the change in control of Independence.

No Impact on Fund Expenses

There will be no change to your fund's management fee as a result of the new sub-advisory agreements. Under the sub-investment management contract, John Hancock Advisers, LLC will pay a percentage of its management fee to
Independence.   The  proxy  statement   includes  details  of  the  compensation
agreement.

Manager of Managers Policy

The board of trustees of your funds also propose that shareholders of each fund approve a policy that will allow John Hancock Advisers, LLC and your board of trustees to retain sub-advisers in the future without shareholder approval. This authority will save the cost and time of a proxy solicitation in the future if your board of trustees determines that it is appropriate to appoint a new sub-adviser to any of the funds.

Your Vote Matters

After careful consideration, your fund's trustees recommend you vote for this proposal. The enclosed proxy statement contains further explanation and important details of the sub-investment management contract, which I strongly encourage you to read before voting. If approved by the shareholders, the contract will become effective on July 14, 2006.

Your vote makes a difference, no matter what the size of your investment. Please review the enclosed proxy materials and submit your vote promptly to help us avoid the need for additional mailings at your Fund's expense. For your convenience, you may vote one of three ways: via telephone by calling 1-XXX-XXX-XXXX; via mail by returning the enclosed voting card; or via the Internet by visiting www.jhfunds.com and selecting the shareholder entryway.

If you have any questions or need additional information, please contact a John Hancock Funds Customer Service Representative at 1-800-225-5291 between 8:00A.M. and 8:00P.M. Eastern Time. I thank you for your prompt vote on this matter.

Sincerely,


Keith Hartstein
Chief Executive Officer
John Hancock Advisers, LLC

                          JOHN HANCOCK CORE EQUITY FUND
                    (a series of John Hancock Capital Series)

            JOHN HANCOCK INDEPENDENCE DIVERSIFIED CORE EQUITY FUND II
              (a series of John Hancock Institutional Series Trust)

                           JOHN HANCOCK SMALL CAP FUND
                     (a series of John Hancock Equity Trust)

                           (Collectively, the "funds")

                               601 Congress Street
                                Boston, MA 02210

                 NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD July 12, 2006

A joint Special Meeting of Shareholders of each fund will be held at the funds' offices located on the 14th floor at 601 Congress Street, Boston, Massachusetts, on July 12, 2006 at 9:00 a.m., Eastern time. The funds' Special Meetings are expected to be held concurrently and are referred to collectively as the "Meeting". The purpose of the Meeting is to consider and act upon the following:

1. A proposal to approve sub-investment management contracts among John Hancock Advisers, LLC, each fund and Independence Investments LLC. Your board of trustees recommends that you vote FOR this proposal.
2. A proposal to approve a policy allowing the board of trustees and John Hancock Advisers, LLC to retain sub-advisers to your fund without shareholder approval. Your board of trustees recommend that you vote FOR this proposal.
3.   Any other business that may properly come before the meeting.

Shareholders of record as of the close of business on May 16, 2006 are entitled to vote at the meeting and any related follow-up meetings.

Whether or not you expect to attend the meeting, please complete and return the enclosed proxy card. Please take a few minutes to vote now.

By order of the board of trustees,


Alfred P. Ouellette
Assistant Secretary


May 24, 2006

                               PROXY STATEMENT OF

                          JOHN HANCOCK CORE EQUITY FUND
                    (a series of John Hancock Capital Series)

            JOHN HANCOCK INDEPENDENCE DIVERSIFIED CORE EQUITY FUND II
              (a series of John Hancock Institutional Series Trust)

                           JOHN HANCOCK SMALL CAP FUND
                     (a series of John Hancock Equity Trust)

                           (Collectively, the "funds")


This proxy statement contains the information you should know before voting on the proposal summarized below.

The funds will furnish without charge a copy of their most recent semiannual and annual reports to any shareholder upon request. Shareholders who want to obtain a copy of these reports should direct all written requests to the attention of their respective fund, 601 Congress Street, Boston, Massachusetts 02210 or should call John Hancock Funds at 1-800-225-5291.

                                  INTRODUCTION

This proxy statement is being used at the special meeting of each fund's shareholders to be held concurrently (collectively, the "Meeting") at the principal executive offices of the funds, 601 Congress Street, Boston, Massachusetts on July 12, 2006 at 9:00 a.m., Eastern time. The purpose of the meeting is to consider:

1. A proposal to approve a sub-investment management contract among John Hancock Advisers, LLC, each fund and Independence Investments LLC.
2. A proposal to approve a policy allowing the board of trustees and John Hancock Advisers, LLC to retain sub-advisers to your fund without shareholder approval.
3.   Any other business that may properly come before the meeting.

This proxy statement and the proxy card are being mailed to fund shareholders on or about May 24, 2006.

Who is Eligible to Vote?

Shareholders of record on May 16, 2006 are entitled to attend and vote on each proposal at the meeting or any adjourned meeting. Shareholders of each fund will vote separately on each proposal and each proposal may be adopted separately by each fund. Shareholders of each class of a fund will vote together as a single class on each proposal. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholder instructions. If you sign a proxy, but do not fill in a vote, your shares will be voted "for" the proposals. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

                                   PROPOSAL 1

                                APPROVAL OF A NEW
                       SUB-INVESTMENT MANAGEMENT CONTRACT


John Hancock Advisers, LLC (the "adviser") serves as each fund's investment adviser and is responsible for providing each fund with a continuous investment program under an investment management contract (a "management contract") with each fund. To manage the day-to-day investment of each fund's assets, the adviser has retained Independence as sub-adviser.

Independence is currently a subsidiary of Manulife Financial Corporation ("Manulife"). A subsidiary of Manulife has entered into an agreement with the parent of Convergent Capital Management ("Convergent") pursuant to which substantially all of the assets of Independence will be transferred to a newly formed subsidiary ("New Independence") of Convergent (the "Transaction"). The adviser believes that retaining New Independence as sub-adviser to your fund is in the best interest of shareholders because it promotes the long-term continuity of your fund's investment strategy and management. The existing sub-advisory contract with Independence will automatically terminate due to the change in control of Independence.

The sub-advisory fees payable under each proposed sub-investment management contract will be borne by the adviser and not by a fund. This proposal will not have any effect upon the fees paid by the funds to the adviser or the consideration paid to the sub-adviser by the adviser. The adviser will be solely responsible for paying the proposed subadvisory fee to Independence. The investment management fees payable by each Fund to the adviser under the management contracts will not change.

For a summary of the trustees' rationale for recommending that shareholders vote to hire Independence, see "Analysis of Proposal and Review of Trustees" below.

About Independence Investment LLC

Independence Investment LLC ("Independence") located at 53 State Street, Boston, MA 02109, is the subadviser to each fund. Independence was founded in 1982, and is an indirect, wholly-owned subsidiary of Manulife. At December 31, 2005, Independence managed approximately $7.7 billion in assets under management, including the Funds, accounts of or controlled by Manulife or its affiliates and third party accounts.

About Convergent

Convergent is an investment management holding company that currently operates through nine subsidiaries. Collectively, these Convergent subsidiaries have assets under management of approximately $8.5 billion. Convergent is a subsidiary of City National Corporation, a publicly traded financial services company located in California.

About the proposed change in control of Independence

The Transaction is structured as a sale of assets. New Independence will acquire substantially all of the assets of Independence and assume many of Independence's liabilities. New Independence will be a subsidiary of Convergent. The transaction is not anticipated to have any effect upon the portfolio management team or resources of the sub-adviser. The portfolio manager of each fund has agreed to be an employee of New Independence. Under the agreement with Convergent, all of the employees of Independence are to be offered employment with New Independence. Independence believes that most of its employees, including the portfolio managers and analysts responsible for the each of the funds and the executives responsible for the management of Independence, will become employees of New Independence. The Transaction is not expected to result in any material change in the manner in which New Independence conducts its business, its compliance systems or resources or its investment operations. There are no plans for changes in the portfolio management team for the funds or in the current executive management of Independence. No changes in investment process or resources are anticipated to occur as a result of the Transaction.

In consideration for such transfer of assets and assumption of liabilities, Convergent will pay Manulife a specified amount at closing. Manulife will also receive additional consideration on certain anniversary dates of the closing to the extent the revenue received by New Independence from the management of proprietary accounts of Manulife and its affiliates or accounts for which Manulife or its affiliates act as investment adviser, including the funds, meet certain revenue targets. Consequently, while the contingent payments are not dependent upon the approval or continuation of the sub-investment management contracts with respect to any fund, the revenues earned by New Independence as a result of its sub-advisory relationship with respect to the funds would count towards the revenue target necessary to earn the contingent payments.

The closing of the Transaction is subject to a number of customary conditions, including the requirement that the revenue run rate of New Independence from consenting clients is not less than 77.5% of the historical revenue run rate of Independence. However, the approval of new sub-investment management contracts for the funds, while affecting the ability to achieve such revenue run rate, is not a condition to the closing of the Transaction. Convergent and Manulife have agreed that in order to comply with Section 15(f) under the Investment Company Act, no unfair burden will be imposed on any of the funds for a period of two years after the closing. The adviser expects the Transaction to close in the second quarter of 2006, although there is no assurance that the Transaction will be completed or as to the actual timing. Nothing in the agreement between Manulife and Convergent imposes any limitations upon the rights of the adviser to recommend termination of the sub-investment management contract.

About the Adviser

The adviser is the investment adviser to each fund. John Hancock is a unit of Manulife Financial Corporation, a leading Canadian-based financial services group serving millions of customers in 19 countries and territories worldwide. Operating as Manulife Financial in Canada and most of Asia, and primarily through John Hancock in the United States, the Company offers clients a diverse range of financial protection products and wealth management services through its extensive network of employees, agents and distribution partners. Funds under management by Manulife Financial and its subsidiaries were Cdn$ 372 billion (US$ 319 billion) as of December 31, 2005.

The adviser is located at 601 Congress Street, Boston, Massachusetts, and was organized in 1968. The adviser had approximately $ 28 billion in assets under management as of December 31, 2005 in its capacity as investment adviser to the funds in the John Hancock group of funds, as well as privately managed accounts.

The board of trustees of each fund is responsible for overseeing the performance of each fund's investment adviser and determining whether to approve and renew each fund's investment management contract.

The principal executive officer and the directors of the adviser are listed below, along with their principal occupations.

------------------------------- ---------------------------------------------------------------------------------------
Name and Address                Principal Occupation
------------------------------- ---------------------------------------------------------------------------------------
Keith F. Hartstein              Senior Vice President, Manulife Financial Corporation (since 2004); Director, President
President and Chief Executive   and Chief Executive Officer, the Adviser and The Berkeley Group (holding company);
Officer                         Director, President and Chief Executive Officer, John Hancock Funds; Director, President
                                and Chief Executive Officer, Sovereign Asset Management LLC ("Sovereign"); Director, John
                                Hancock Signature  Services, Inc.; Director, Chairman and President, NM Capital
                                Management, Inc. (NM Capital); Chairman, Investment Company Institute Sales Force
                                Marketing Committee (since 2003); Executive Vice President, John Hancock Funds (until 2005).

------------------------------- ---------------------------------------------------------------------------------------
John G. Vrysen                  Director, Executive Vice President and Chief Financial Officer, the adviser, Sovereign,
Executive Vice President and    The Berkeley Group and John Hancock Funds (since 2005); Vice President
Chief Financial Officer         and General Manager, Fixed  Annuities, U.S. Wealth Management (until 2005);
                                Vice President, Operations Manulife Wood Logan (until 2004).

------------------------------- ---------------------------------------------------------------------------------------
William H. King                 Vice President and Treasurer of each of the John Hancock funds advised by the adviser;
Vice President and Treasurer    Vice President and Assistant Treasuer, the adviser.
------------------------------- ---------------------------------------------------------------------------------------
Francis V. Knox, Jr.            Vice President and Chief Compliance Officer for John Hancock Investment Company, John
Vice President and Chief        Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company and John
Compliance Officer              Hancock Funds (since 2005); Fidelity Investments - Vice President and Assistant
                                Treasurer, Fidelity Group of Funds (until 2004); Fidelity Investments - Vice
                                President and Ethics & Compliance Officer (until 2001).
------------------------------- ---------------------------------------------------------------------------------------

Investment Performance

The following table shows the investment performance for each of the funds during the one, five and ten year periods ending March 31, 2006 and the performance of the fund's benchmark index during the same period.

-------------------------------------------------- ------------------------ ---------------------- -------------------
                                                          One year               Five years            Ten years
-------------------------------------------------- ------------------------ ---------------------- -------------------
John Hancock Core Equity Fund Class A                      6.07%                    1.79%                6.82%
-------------------------------------------------- ------------------------ ---------------------- -------------------
S&P 500 Total Return Index                                11.73%                    3.97%                8.95%
-------------------------------------------------- ------------------------ ---------------------- -------------------
John Hancock Small Cap Fund Class A (began 12/16/98)      15.26%                   13.26%                 N/A
-------------------------------------------------- ------------------------ ---------------------- -------------------
Russell 2000 Total Return Index                           25.85%                   12.59%                 N/A
-------------------------------------------------- ------------------------ ---------------------- -------------------
John Hancock Independence Diversified Core
Equity Fund II  Class I                                   13.21%                    4.81%                8.46%
-------------------------------------------------- ------------------------ ---------------------- -------------------
S&P 500 Total Return Index                                11.73%                    3.97%                8.95%
-------------------------------------------------- ------------------------ ---------------------- -------------------

Terms of the Proposed and Existing Sub-Investment Management Contracts

The terms of each fund's proposed sub-investment management contracts are substantially the same as the terms of the fund's existing sub-investment management contracts, except for the dates of execution, effectiveness and termination. The sub-advisory fees to be paid by the adviser to New Independence under the proposed sub-investment management contracts are identical to the fees under the existing sub-investment management contracts. All the terms described below with respect to each fund's proposed sub-investment management contract are contained in the fund's existing sub-investment management contract. The following summary of the terms of the proposed sub-investment management contracts is qualified by reference to the representative form of proposed sub-investment management contract attached to this proxy statement as Exhibit
A. Because the proposed sub-investment management contracts are substantially similar except for the sub-advisory fee rates, only one representative form of proposed sub-investment management contract for these funds is included as Exhibit A.

Compensation. The proposed sub-investment management contracts provide that New Independence is required to pay all expenses that it incurs in connection with the performance of its duties under the sub-investment management contract. The sub-investment management contract also provides that the adviser, not the fund, will pay the sub-advisory fees.

The following table shows the investment management fee and the sub-advisory fee for each of the funds, in each case expressed as a percentage of average daily net assets and the fees in dollars for the most recent fiscal year.

------------------------------------ ------------------------ --------------------- ------------------- --------------
                                      Investment Management       Sub-Advisory          Investment      Sub-Advisory
                                            Fee Rate                Fee Rate          Management Fee     Fee for the
                                                                                     for most recent     most recent
                                                                                       fiscal year       fiscal year
------------------------------------ ------------------------ --------------------- ------------------- --------------
------------------------------------ ------------------------ --------------------- ------------------- --------------
John Hancock Core Equity Fund        0.75% to $750M           35% of Adviser fee    $2,792,282          $977,299
                                     0.70% over $750M
------------------------------------ ------------------------ --------------------- ------------------- --------------
------------------------------------ ------------------------ --------------------- ------------------- --------------
John Hancock Small Cap Fund          0.90% to $1Billion       0.41% of average      $1,151,996          $     ---
                                     0.85% over $1Billion*    daily net asset                           **
                                                              value
------------------------------------ ------------------------ --------------------- ------------------- --------------
------------------------------------ ------------------------ --------------------- ------------------- --------------
John Hancock Independence            0.50% to $1Billion       35% of Adviser fee    $   130,440         $  45,654
Diversified Core Equity Fund II      0.45% over $1Billion
------------------------------------ ------------------------ --------------------- ------------------- --------------

 * Effective 7/1/05.
** Independence waived the Sub-Advisory fee through the Fund's fiscal year ended October 31, 2005.

Term. If approved by shareholders of the Fund, the proposed subadvisory contracts will each take effect as of July 14, 2006 and will remain in effect until June 30, 2007. Thereafter, the proposed subadvisory contract will continue in effect from year to year subject to the annual approval of its continuance as described below under "Provisions Contained in the subadvisory Contract and in the Management Contract".

Limitation of Liability of Sub-Adviser. New Independence will not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the adviser, the funds or any of their affiliates as a result of any error of judgment or mistake of law by New Independence with respect to the funds, except that nothing in the subadvisory agreement will limit New Independence's liability for New Independence's willful misfeasance, bad faith or gross negligence generally in the performance of its duties hereunder or its reckless disregard of its obligations and duties under each sub-investment management contract.

Termination, Continuance and Amendment. Each sub-investment management contract will continue in effect from year to year subject to annual approval of its continuance by a majority of the independent trustees, cast in person at a meeting called for the purpose of voting on such approval, and annual approval by either (a) each fund's trustees, or (b) a majority of each fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Each sub-investment management contract may be terminated at any time without penalty on 60 days' written notice by the trustees, by a vote of a majority of a fund's outstanding voting securities, or by the adviser or subadvisor. The sub-investment management contract terminates automatically in the event of its assignment or in the event that the adviser ceases to act as the fund's investment adviser.

The Management Contract

Under each fund's management contract, the adviser, subject to the direction of the trustees, provides each fund with a continuous investment program for the management of its assets, consistent with such Fund's investment objective and policies. The adviser furnishes each fund with advice and recommendations consistent with the investment policies of the fund regarding the purchase, holding and disposition of portfolio securities. The adviser:

  o advises the fund in connection with policy decisions to be made by the trustees;
  o furnishes the fund with research, economic and statistical data in connection with the Fund's investments and policies;
  o  provides day-to-day administration;
  o investigates and conducts relations with issuers of securities to be purchased by the fund;
  o provides required reports and recommendations to the trustees and maintains the records of the fund; and
  o assists the fund in any negotiations relating to the fund's investments with issuers, investment banking firms, securities brokers or dealers and other institutions or investors.

The adviser provides each fund with office space, supplies and other facilities required for the business of the funds. The adviser pays the compensation of all officers and employees of the fund and pays the expenses of clerical services related to the administration of the funds. Other than expenses specifically assumed by the adviser, all expenses incurred in the continuing operation of the funds are borne by each fund, including fees of the independent trustees and all fees of lawyers and accountants.

Limitation of Liability. Each management contract provides that the adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the management contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the adviser in the performance of its duties or from the reckless disregard of its obligations and duties under the contract.

Interim Sub-Investment Management Contract

Under the Investment Company Act of 1940 (the "1940 Act"), shareholders must approve any new investment management and sub-investment management contracts for the funds. However, Rule 15a-4 under the 1940 Act permits your trustees to appoint New Independence as sub-adviser on an interim basis without prior shareholder approval if New Independence agrees to provide such services on the same terms as Independence and approval of the new sub-investment management contracts are submitted to shareholders within 150 days of the date New Independence begins to manage the funds. Your trustees approved the appointment of New Independence as interim sub-adviser on May 2, 2006.

Because Manulife will be receiving consideration in connection with the Transaction, any fees that New Independence would be entitled to under the interim sub-investment management contract will be held in escrow by the funds until shareholders approval is obtained. If New Independence is not approved as sub-adviser to a fund, New Independence will not receive the fee under the current sub-investment management contract but instead would be paid a fee based upon New Independence's cost in managing the fund or the fee in the interim sub-investment management contract if lower. If New Independence's appointment as sub-adviser is not approve by shareholders by [ ], 2006, New Independence will no longer provide sub-advisory services to the funds. Approval by shareholders of the new sub-investment management contract with respect to a fund will also constitute approval of the interim sub-investment management contract.

The interim agreement incorporates the terms of the existing sub-investment management contraccts, which are discussed above.

Board  Consideration  of approval  of New  Sub-Investment  Management  Contracts

Section 15(c) of the 1940 Act requires that your trustees, including a majority of the trustees who have no direct or indirect interest in the sub-investment management contracts and are not "interested persons" of the funds, as defined in the 1940 Act (the "Independent Trustees"), approve the adoption of each sub-investment management contract with New Independence. At meetings held on May 2, 2006, your trustees, including the Independent Trustees, considered the factors and reached the conclusions described below relating to the selection of New Independence as sub-adviser to the funds and the approval of the sub-investment management contracts. During such meetings, the Contracts/Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel. In evaluating the sub-investment management contracts, the Board, including the Contracts/Operations Committee and the Independent Trustees, reviewed a broad range of information requested for this purpose by the Independent Trustees, including but not limited to the following: (i) the investment performance of each fund and a broader universe of relevant funds (the "Universe") selected by Morningstar, an independent provider of investment company data, for a range of periods, (ii) advisory, sub-advisory and other fees incurred by, and the expense ratios of, each fund and a peer group of comparable funds selected by Morningstar (the "Peer Group"), (iii) the fees of comparable portfolios of other clients of New Independence, (iv) Independence's record of compliance with applicable laws and regulations, with each fund's investment policies and restrictions, and with the funds' Code of Ethics and the structure and responsibilities of the Adviser's and Sub-Adviser's compliance department, (v) the background and experience of senior management and investment professionals of New Independence, (vii) the potential impact of the Transaction on the management and resources of New Independence and (vii) the nature, cost and character of sub-investment management services provided by Independence.

Nature, Extent and Quality of Services. The Boards considered the ability of New Independence, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Boards further considered the compliance programs and compliance records of Independence. Based on the above factors, together with those referenced below, the Boards concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to each fund by Independence were sufficient to support appointment of New Independence as sub-adviser.

Fund Performance. The Boards considered the performance results for each fund over various time periods. The Boards also considered these results in comparison to the performance of the Universe, as well as the fund's benchmark indices. Morningstar determined the Universe for each fund. The Boards noted that with respect to Core Equity Fund, although the fund has underperformed against its peer group over five and ten year period, the Fund is in the first and second quartiles relative to its peer group over the one and three year periods respectively, With respect to Diversified Core Equity, the Fund is in the first or second quartile of its peer group for the one, three, five and ten year period. With respect to the Small Cap Fund, the Fund's performance over the five year period was in the first quartile of the peer group, with the shorter term performance being below the peer group.

Sub-Advisory Fee Rates. The Boards reviewed and considered the contractual investment management fee rates payable by each fund to the adviser for investment advisory services (the "Advisory Agreement Rate. The Boards received and considered information comparing the Advisory Agreement Rate with those of the other funds in the Peer Group. The Boards also received and considered information regarding each fund's total operating expense ratio and its various components, including contractual advisory fees, actual advisory fees, non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, transfer agent fees and custodian fees, including and excluding Rule 12b-1 and non-Rule 12b-1 service fees. The Boards also considered comparisons of these expenses to the expense information for the Peer Group and the Universe. The Boards also received information about the investment sub-advisory fee rate (the "Sub-Advisory Agreement Rate") payable by the adviser to Independence. The Boards concluded that the Sub-Advisory Agreement Rate was fair and equitable, based on its consideration of the factors described above.

Information About Services to Other Clients. The Boards also received information about the nature, extent and quality of services and fee rates offered by Independence to its other clients, including other registered investment companies, institutional investors and separate accounts. The Boards concluded that the Sub-Advisory Agreement Rate was not unreasonable, taking into account fee rates offered to others by New Independence and giving effect to differences in services covered by such fee rates.

Other Factors and Broader Review. As discussed above, the Boards reviewed detailed materials received from New Independence in connection with the approval process under Section 15(c) of the 1940 Act. The Board also regularly reviews and assesses the quality of the services that the funds receives throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Boards concluded that approval of the continuation of the sub-investment management contracts (including the interim sub-investment management contracts) for each fund was in the best interest of each fund and its shareholders. Accordingly, the Board unanimously approved the approval of the sub-investment management contracts.

Required vote

Approval of this proposal requires the affirmative of a majority of the outstanding shares or 66 2/3% of the shares present at meeting if at least 50% of the outstanding shares are present and entitled to vote at such meeting (a "1940 Act Majority Vote"). If a fund does not approve this proposal, the sub-investment management contract will terminate and the adviser will manage the fund.

Trustees' Recommendation

The trustees, including all of the independent trustees, by a vote cast at a meeting held on May 2, 2006 unanimously approved and voted to recommend to the shareholders of each Fund that each Fund adopt the proposed subadvisory contract. If the Funds' shareholders approve the proposed subadvisory contract, that contract will take effect as of July 14, 2006.

If the proposed subadvisory contract is not approved for a Fund, such Fund's trustees will consider what action, if any, should be taken to obtain subadvisory services for the Fund.

The trustees of your Fund recommend that the shareholders of your Fund vote "for" the proposed subadvisory contract.

                                   PROPOSAL 2

      APPROVAL OF A POLICY ALLOWING JOHN HANCOCK ADVISERS AND THE BOARD OF TRUSTEES TO APPOINT OR TERMINATE SUB-ADVISERS AND TO APPROVE AMENDMENTS TO
              SUB-ADVISORY AGREEMENTS WITHOUT SHAREHOLDER APPROVAL

Summary

At the board of trustees' meeting held on May 2, 2006, the trustees, including the Independent Trustees, approved, and recommended that shareholders of the fund approve, a policy to permit the adviser to appoint sub-advisers, to enter into sub-advisory agreements and to amend or terminate existing sub-advisory agreements (including the sub-investment management contracts in proposal 1) without further shareholder approval (the "sub-adviser approval policy"). Any such appointment or termination would be subject to prior approval of the board of trustees, including a majority of the Independent Trustees.

The Section 15 exemptive order

The John Hancock Funds may rely upon an exemptive order from the SEC (the "exemptive order") relieving them from certain provisions of Section 15(a) of the 1940 Act in connection with the sub-adviser approval policy. The exemptive order applies to John Hancock Funds that meet the conditions of the order. The provisions of the 1940 Act require that shareholders of a mutual fund approve a sub-advisory agreement with the sub-adviser and material amendments to an existing sub-advisory agreement. If shareholders approve this proposal, the adviser will be authorized, subject to approval by the board of trustees, to evaluate, select and retain one or more sub-advisers for each fund, terminate or replace any sub-adviser so approved or modify any sub-advisory agreement with respect to any fund without obtaining further approval of the fund's shareholders. The trustees and John Hancock Advisers would be authorized to take such actions whenever they determine that such actions will benefit a fund and its shareholders.

Shareholder approval policy

The adviser has served as the investment adviser to each fund since its inception, except for John Hancock Small Cap Fund for which the adviser has served as investment adviser since 2004. The adviser represents that it has the experience and expertise to evaluate, select and supervise sub-advisers who can add value to shareholders' investments in the funds.

Approval of the sub-adviser approval policy will not affect any of the requirements under the federal securities laws that govern any of the funds, the adviser, any proposed sub-adviser, or any proposed sub-advisory agreement, other than the requirement to have a sub-advisory agreement approved at a meeting of the fund's shareholders. The board of trustees of each fund, including the Independent Trustees, will continue to evaluate and approve all new sub-advisory agreements between the adviser and any sub-adviser as well as all changes to any sub-advisory agreements. In addition, the fund and the adviser will be subject to several conditions imposed by the SEC to ensure that the interests of the fund's shareholders are adequately protected whenever John Hancock Advisers acts under the sub-adviser approval policy. Furthermore, within 90 days of the adoption of or a change to the fund's sub-advisory arrangements, the fund will provide you with an information statement that contains substantially the same relevant information about the sub-adviser, the sub-advisory agreement and the sub-advisory fee that the fund would be required to send to you in a proxy statement. This information statement will permit the fund's shareholders to determine if they are satisfied with the sub-advisory arrangement. If not satisfied, the shareholders would be able to exchange their shares for another fund or redeem their shares. Exchanges and redemptions may be subject to transaction or distribution fees and generally are taxable transactions.

Shareholder approval of this proposal will not result in an increase or decrease in the total amount of investment advisory fees paid by the fund to the adviser. If the fund implements this policy, the adviser, pursuant to its investment management contract with the fund, will continue, directly or through sub-advisers, to provide the same level of management and administrative services to the fund as it has always provided. The funds will not be responsible for the payment of any sub-advisory fees.

The exemptive relief applies to at least the following situations: (1) the adviser determines to retain a sub-adviser for all or a portion of any fund's assets; (2) a sub-adviser is removed for substandard performance; (3) an individual acting as a fund's portfolio manager moves from employment with one sub-adviser to another firm, which the adviser then appoints as a sub-adviser;
(4) there is a change of control of a sub-adviser; (5) the adviser decides to diversify a fund's management by adding an additional sub-advisers; (6) there is a change in investment style of a fund; and (7) the adviser negotiates a reduction (or the sub-adviser negotiates an increase) in the sub-advisory fee that the adviser pays to a sub-adviser. If the adviser negotiates a decrease in the compensation that it pays any sub-adviser and effectively retains more of the advisory fee for itself, no shareholder action would be required. The sub-adviser approval policy will not be used to approve any subadviser that is affiliated with Manulife as that term is used in the 1940 Act or to materially amend any sub-advisory agreement with an affiliated sub-adviser.

Reasons for requesting Section 15 exemptive relief

The trustees believe that it is in the best interest of each fund and its shareholders to allow the adviser the flexibility to provide its investment advisory services to the fund through one or more sub-advisers which have particular expertise in the type of investments on which the fund focuses. In addition, the trustees believe that providing the adviser with maximum flexibility to select, supervise and evaluate sub-advisers - without incurring the necessary delay or expense of obtaining further shareholder approval -- is in the best interest of each fund's shareholders because it will allow the fund to operate more efficiently. Currently, in order for the adviser to appoint a sub-adviser or materially modify a sub-advisory agreement, the fund must call and hold a shareholder meeting of the fund, create and distribute proxy materials, and solicit votes from the fund's shareholders. If for example, is the reason for proposal 1. This process is time-intensive, costly and slow. Without the delay inherent in holding shareholder meetings, the adviser would be able to act more quickly to appoint a sub-adviser when the trustees and the adviser feel that the appointment would benefit a fund.

Also, the trustees believe that it is appropriate to vest the selection, supervision and evaluation of the sub-advisers in the adviser (subject to review by the board of trustees) in light of the adviser's expertise in investment management and its ability to select the most appropriate sub-adviser(s). The trustees believe that many investors choose to invest in the funds because of the adviser's investment management experience and expertise. The adviser believes that, if it becomes appropriate to appoint a sub-adviser to a fund, it can use this experience and expertise in evaluating and choosing sub-advisers who can add the most value to your investment in that fund. The adviser also has experience in retaining and supervising sub-advisers.

Finally, the trustees will provide sufficient oversight of the sub-adviser approval policy to ensure that shareholders' interests are protected whenever the adviser selects a sub-adviser or modifies a sub-advisory agreement. The board, including a majority of the Independent Trustees, will continue to evaluate and approve all new sub-advisory agreements as well as any modification to existing sub-advisory agreements. In their review, the trustees will analyze all factors that they consider to be relevant to the determination, including the nature, quality and scope of services provided by the sub-advisers. The trustees will compare the investment performance of the assets managed by the sub-adviser with other accounts with similar investment objectives managed by other advisers and will review the sub-adviser's compliance with federal securities laws and regulations. Each sub-advisory agreement will be subject to all provisions of the 1940 Act, except for the specific provisions of the 1940 Act from which the exemptive order provides relief.

Required vote

Approval of this proposal requires the affirmative 1940 Act Majority Vote (as defined in Proposal 1 above) of the fund's outstanding shares. If a fund does not approve this proposal, the sub-adviser approval policy will not be adopted with respect to that fund and decisions regarding a proposed sub-adviser or a material change to a sub-advisory agreement will continue to require shareholder approval.

Recommendation

For the reasons set forth above, the trustees of your fund unanimously recommend that shareholders vote in favor of the proposed policy allowing John Hancock Advisers and the board of trustees to appoint or terminate sub-advisers and to approve amendments to sub-advisory agreements without shareholder approval.

VOTING RIGHTS AND REQUIRED VOTE

Each share of your Fund is entitled to one vote and each fractional share shall be entitled to a proportionate fractional vote. A quorum is required to conduct business at the meeting. The presence in person or by proxy of shareholders entitled to cast 50% of the votes entitled to be cast at the meeting will constitute a quorum. The favorable vote of a majority of the outstanding shares of your Fund is required for approval of the proposal.


                 Shares                                 Quorum                                Voting
------------------------------------------ --------------------------------- -----------------------------------------
In General                                 All shares "present" in person    Shares "present" in person will be
                                           or by proxy are counted toward    voted in person at the meeting. Shares
                                           a quorum.                         present by proxy will be voted in
                                                                             accordance with instructions.
------------------------------------------ --------------------------------- -----------------------------------------
Broker Non-Vote (where the underlying      Considered "present" at meeting   Broker non-votes do not count as a vote
holder has not voted and the broker does   for purposes of quorum            "for" and effectively result in a vote
not have discretionary authority to vote                                     "against."
the shares)
------------------------------------------ --------------------------------- -----------------------------------------
Proxy with No Voting Instruction (other    Considered "present" at meeting   Voted "for" the proposal.
than Broker Non-Vote)                      for purposes of quorum
------------------------------------------ --------------------------------- -----------------------------------------
Vote to Abstain                            Considered "present" at meeting   Abstentions do not constitute a vote
                                           for purposes of quorum            "for" and effectively result in a vote
                                                                             "against."
------------------------------------------ --------------------------------- -----------------------------------------

If the required approval of shareholders is not obtained, the meeting may be adjourned as more fully described in this proxy statement and prospectus. Your Fund will continue and the board of trustees will consider what further action may be appropriate.

INFORMATION CONCERNING THE MEETING

Solicitation of Proxies

In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the trustees, officers and employees of your fund; by personnel of your fund's investment adviser, John Hancock Advisers, LLC and its transfer agent, John Hancock Signature Services, Inc. ("JHSS"); or by broker-dealer firms. JHSS, together with a third party solicitation firm, has agreed to provide proxy solicitation services to the funds at a cost of approximately $ , to be paid by Independence.

Revoking Proxies

A fund shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

o By filing a written notice of revocation with John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, MA 02217-1000, or

o By returning a duly executed proxy with a later date before the time of the meeting, or

o If a shareholder has executed a proxy but is present at the meeting and wishes to vote in person, by notifying the secretary of your Fund (without complying with any formalities) at any time before it is voted.

Being present at the meeting alone does not revoke a previously executed and returned proxy.

Outstanding Shares and Quorum

As of May 16, 2006 (the "record date"), _______________shares of beneficial interest of Small Cap Fund were outstanding; _______________shares of beneficial interest of Core Equity Fund were outstanding; and _______________shares of beneficial interest of Diversified Equity Fund were outstanding.

Only shareholders of record on the record date are entitled to notice of and to vote at the meeting. A majority of the outstanding shares of your fund that are entitled to vote will be considered a quorum.

Other Business

The funds' boards of trustees knows of no business to be presented for consideration at the meeting other than the proposal. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments

If, by the time scheduled for the meeting, a quorum of shareholders is not present or if a quorum is present but sufficient votes "for" the proposal have not been received, the persons named as proxies may propose one or more adjournments of the meeting to another date and time, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote all proxies in favor of the adjournment that voted in favor of the proposal or that abstained. They will vote against such adjournment those proxies required to be voted against the proposal. Broker non-votes will be disregarded in the vote for adjournment. If the adjournment requires setting a new record date or the adjournment is for more than 60 days from the original meeting (in which case the board of trustees of your fund will set a new record date), your fund will give notice of the adjourned meeting to its shareholders.

Telephone Voting

In addition to soliciting proxies by mail, by fax or in person, your Fund(s) may also arrange to have votes recorded by telephone by officers and employees of your Fund(s) or by personnel of the adviser or transfer agent or a third party solicitation firm. The telephone voting procedure is designed to verify a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded.

o A shareholder will be called on a recorded line at the telephone number in a Fund's account records and will be asked to provide the shareholder's social security number or other identifying information.

o The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder's instructions.

o To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail with a toll-free number to call the voting information contained in the confirmation is incorrect.

o If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.

Internet Voting

You will also have the opportunity to submit your voting instructions via the Internet by utilizing a program provided through a vendor. Voting via the Internet will not affect your right to vote in person if you decide to attend the meting. Do not mail the proxy card if you are voting via the Internet. To vote via the Internet, you will need the "control number" that appears on your proxy card. These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders give their voting instructions, and to confirm that shareholders instructions have been recorded properly. If you are voting via the Internet you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne to you.

o Read the proxy statement and have your proxy card at hand.

o Go to the Web site on the proxy card.

o Enter the control number found on your proxy card.

o Follow the instructions on the Web site. Please call us at 1-800-225-5291 if you have any problems.

o To insure that your instructions have been recorded correctly, you will receive a confirmation of your voting instructions immediately after your submission and also by e-mail if chosen.

Shareholder's Proposals

Your fund is not required and does not intend, to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders must submit the proposal in writing, so that it is received by your fund at 601 Congress Street, Boston, Massachusetts 02210 within a reasonable time before any meeting.

                        OWNERSHIP OF SHARES IN THE FUNDS

To the knowledge of the Funds, as of May 16, 2006, the following persons owned of record or beneficially 5% or more of the Fund's outstanding shares:

John Hancock Core Equity Fund
-----------------------------
Name and Address                   Number of Shares Owned



John Hancock Small Cap Fund
---------------------------
Name and Address                   Number of Shares Owned



John Hancock Independence Diversified Core Equity Fund II
---------------------------------------------------------
Name and Address                   Number of Shares Owned



As of December 31, 2005, the trustees and officers of each Trust owned in the aggregate less than 1% of the outstanding shares of each Fund.

AVAILABLE INFORMATION

Your fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by your fund can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C., and at the Midwest Regional Office (500 West Madison Street, Suite 1400, Chicago, Illinois). Copies of these materials can also be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

                                                                       Exhibit A

                     JOHN HANCOCK INSTITUTIONAL SERIES TRUST

                       SUB-INVESTMENT MANAGEMENT CONTRACT


     AGREEMENT made this ___ day of _______, 2006, among John Hancock Advisers, LLC, a Delaware limited liability company (the "Adviser"), Independence Investment, LLC a Delaware limited liability company (the "Sub-adviser") and John Hancock Institutional Series Trust, a business trust under the laws of the Commonwealth of Massachusetts (the "Trust") on behalf of the John Hancock
Independence Diversified Core Equity Fund II (the "Fund"), a series of the Trust. In consideration of the mutual covenants contained herein, the parties agree as follows:

1.   APPOINTMENT OF SUB-ADVISER

     The Sub-adviser undertakes to act as investment sub-adviser to the Fund and, subject to the supervision and control of the Trustees of the Trust and the terms of this Agreement, to manage the investment and reinvestment of the assets of the Fund. The Sub-adviser will be an independent contractor and will have no authority to act for or represent the Trust, the Fund or the Adviser in any way except as expressly authorized in this Agreement or another writing by the Trust or the Adviser.

2.   SERVICES TO BE RENDERED BY THE SUB-ADVISER TO THE TRUST AND THE FUND

a. Subject always to the direction and control of the Trustees of the Trust, the Sub-adviser shall have investment discretion over the assets of the Fund and will manage the investments and determine the composition of these assets in accordance with the Trust's registration statement, as amended. In fulfilling its obligations to manage the investments and reinvestments of the assets of the Fund, the Sub-adviser will:

     i. obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Fund's portfolio or are under consideration for inclusion in the Fund's portfolio;

     ii. formulate and implement a continuous investment program for the Fund that is consistent with the investment objectives and related investment policies for the Fund as described in the Trust's registration statement, as amended, copies of which shall be furnished to the Sub-adviser promptly upon amendment;

     iii. take whatever steps are necessary to implement the investment program by the purchase and sale of securities, including the placing of orders for such purchases and sales;

     iv. regularly report to the Trustees of the Trust and to the Adviser with respect to the implementation of the investment program; and

     v. provide assistance to the Trust's custodian regarding the fair value of securities held by the Fund for which market quotations are not readily available.

b. The Sub-adviser, at its expense, will furnish all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully.

c. The Sub-adviser will select brokers and dealers to effect all transactions subject to the following conditions: The Sub-adviser will place all necessary orders with brokers, dealers, or issuers and will negotiate brokerage commissions, if applicable. The Sub-adviser is directed at all times to seek to execute brokerage transactions for the Fund in accordance with such policies or practices as may be established by the Trustees and described in the Trust's registration statement, as amended, and consistent with its fiduciary obligation to seek best execution. Subject to policies established from time to time by the Board of Trustees of the Trust, the Sub-adviser may pay a broker-dealer which provides research and brokerage services a higher spread or commission for a particular transaction than otherwise might have been charged by another broker-dealer if the Sub-adviser determines that the higher spread or commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the Sub-adviser's overall responsibilities with respect to accounts managed by the Sub-adviser. The Sub-adviser may use for the benefit of the Sub-adviser's other clients, or make available to companies affiliated with the Sub-adviser or to its directors for the benefit of their clients, any such brokerage and research services that the Sub-adviser obtains from brokers or dealers.

d. On occasions when the Sub-adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-adviser, the Sub-adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-adviser in the manner the Sub-adviser considers to be the equitable and consistent with its fiduciary obligations to the Fund and to its other clients.

e. The Sub-adviser will maintain all accounts, books and records with respect to the Fund as are required of an investment sub-adviser of a registered investment company pursuant to the Investment Company Act of 1940, as amended (the "Investment Company Act") and Investment Advisers Act of 1940, as amended (the "Investment Advisers Act") and the rules thereunder.

f. The Sub-adviser shall vote proxies relating to the Fund's investment securities in accordance with the Trust's proxy voting policies and procedures, which provide that the Sub-adviser shall vote all proxies relating to securities held by the Fund and, subject to the Trust's policies and procedures, shall use proxy voting policies and procedures adopted by the Sub-adviser in conformance with Rule 206(4)-6 under the Investment Advisers Act. The Sub-adviser shall review its proxy voting activities on a periodic basis with the Trustees and with the Adviser.

3.   COMPENSATION OF SUB-ADVISER

     The Adviser will pay the Sub-adviser with respect to the Fund the compensation specified in Appendix A to this Agreement.

4.   LIABILITY OF SUB-ADVISER

     Neither the Sub-adviser nor any of its directors, officers or employees shall be liable to the Adviser or the Trust or Fund for any error of judgment or mistake of law or for any loss suffered by the Adviser, Trust or Fund in connection with the matters to which this Agreement relates, except for losses resulting from willful misfeasance, bad faith or gross negligence in the performance of, or from the reckless disregard of, the duties of the Sub-adviser or any of its directors.

5.   CONFLICTS OF INTEREST

     It is understood that trustees, officers, agents, members and shareholders of the Trust are or may be interested in the Sub-adviser as trustees, officers, partners, shareholders, directors, members or otherwise; that employees, agents, shareholders, directors, members and partners of the Sub-adviser are or may be interested in the Trust as trustees, officers, shareholders, members or otherwise; that the Sub-adviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder, except as otherwise provided in the Agreement and Declaration of Trust of the Trust and the limited liability company agreement of the Sub-adviser, respectively, or by specific provision of applicable law.

6.   REGULATION

     The Sub-adviser shall comply with all applicable laws and regulations in providing the services contemplated hereunder. Without limiting the foregoing, the Sub-adviser shall provide all information reasonably requested of it by the Board of Trustees of the Trust in accordance with its duty to do so under
Section 15(c) of the Investment Company Act and the Sub-adviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body, by reason of this Agreement, may request or require pursuant to applicable laws and regulations.

7.   DURATION AND TERMINATION OF AGREEMENT

     This Agreement shall become effective with respect to the Fund on the later of (i) its execution, (ii) the date of the meeting of the Board of Trustees of the Trust, at which meeting this Agreement is approved as described below and
(iii) immediately following the close of business on _______ __, 2006. The Agreement will continue in effect with respect to the Fund for a period more than two years from its effective date only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by a majority of the outstanding voting securities of the Fund, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to the Fund if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of the Fund votes to approve the Agreement or its continuance.

     If any required shareholder approval of this Agreement or any continuance of the Agreement is not obtained, the Sub-adviser will continue to act as investment sub-adviser with respect to the Fund pending the required approval of the Agreement or its continuance or of a new contract with the Sub-adviser or a different adviser or sub-adviser or other definitive action; provided, that the compensation received by the Sub-adviser in respect of the Fund during such period is in compliance with Rule 15a-4 under the Investment Company Act.

     This Agreement may be terminated at any time, without the payment of any penalty, as to the Fund by the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund, on sixty days' written notice to the Adviser and the Sub-adviser, or by the Adviser or Sub-adviser on sixty days' written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company Act) or in the event the advisory agreement between the Adviser and the Trust terminates for any reason.

8.   PROVISION OF CERTAIN INFORMATION BY SUB-ADVISER

     The Sub-adviser will promptly notify the Adviser and the Trust in writing of the occurrence of any of the following events:

a. the Sub-adviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Sub-adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

b. the Sub-adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

c. any change in actual control or management of the Sub-adviser or the portfolio manager of the Fund.

9.   SERVICES TO OTHER CLIENTS

     The Adviser understands, and has advised the Trust's Board of Trustees, that the Sub-adviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts and as investment adviser or sub-adviser to other investment companies. Further, the Adviser understands, and has advised the Trust's Board of Trustees, that the Sub-adviser and its affiliates may give advice and take action for other accounts, including investment companies, which differs from advice given or the timing or nature of action taken for the Fund. The Sub-adviser is not obligated to initiate transactions for the Fund in any security that the Sub-adviser, its partners, affiliates or employees may purchase or sell for their own accounts or other clients.

10.  CONSULTATION WITH OTHER SUB-ADVISERS

     As  required  by  Rule  17a-10  under  the  Investment   Company  Act,  the
Sub-adviser is prohibited from consulting with the entities listed below concerning transactions for the Fund in securities or other assets:

     1.  other sub-advisers to the Fund
     2.  other sub-advisers to any other fund
     3.  other sub-advisers to a fund under common control with the Fund provided, however, the Sub-adviser may consult with any entity listed above that is an affiliate of the Sub-adviser.

11.  AMENDMENTS TO THE AGREEMENT

     This Agreement (with the exception of Appendix A, which may be amended by the Adviser and the Sub-adviser from time to time) may be amended by the parties hereto only if such amendment is specifically approved by the vote of a majority of the Trustees of the Trust and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval shall be effective with respect to the Fund if a majority of the outstanding voting securities of the Fund votes to approve the amendment. No amendment shall be effective unless it is in writing and signed by all parties hereto.

12.  ENTIRE AGREEMENT

     This Agreement contains the entire understanding and agreement of the parties.

13.  HEADINGS

     The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

14.  NOTICES

     All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or applicable party in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

15.  SEVERABILITY

     Should any portion of this Agreement for any reason be held to be void in law or in equity, this Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

16.  GOVERNING LAW

     The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

17.  LIMITATION OF LIABILITY

     The Agreement and Declaration of Trust of the Trust, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name of the Trust refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or the Fund thereof, but only the assets belonging to the Trust, or the Fund with respect to which such obligation or claim arose, shall be liable.

18.  CONFIDENTIALITY OF FUND HOLDINGS

     The Sub-adviser agrees to treat the portfolio security positions of the Fund as confidential information in accordance with the Trust's "Policy Regarding Disclosure of Fund Holdings," as such policy may be amended from time to time, and to prohibit its employees from trading on any such confidential information. The policy and any such amendment shall not be binding upon the Sub-adviser until a copy has been provided to the Sub-adviser.

19.  COMPLIANCE

     Upon execution of this Agreement, the Sub-adviser shall provide the Adviser and the Trust with the Sub-adviser's written policies and procedures ("Compliance Policies") as required by Rule 206(4)-7 under the Investment Advisers Act. Throughout the term of this Agreement, the Sub-adviser shall promptly submit to the Trust and the Adviser: (i) any material changes to the Compliance Policies, (ii) notification of the commencement of any regulatory examination of the Sub-adviser and documentation describing the results of any such examination and of any periodic testing of the Compliance Policies, and
(iii) notification of any material compliance matter that relates to the services provided by the Sub-adviser to the Trust, including but not limited to any material violation of the Compliance Policies or of the Sub-adviser's code of ethics. Throughout the term of this Agreement, the Sub-adviser shall provide the Adviser and the Trust with any certifications, information and access to personnel and resources (including those resources that will permit testing of the Compliance Policies by the Adviser) that the Trust and/or the Adviser may reasonably request to enable the Trust to comply with Rule 38a-1 under the Investment Company Act.

         (THE REMAINDER OF THIS SPACE HAS BEEN INTENTIONALLY LEFT BLANK)

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.

                                JOHN HANCOCK ADVISERS, LLC



                                By:
                                         Name:
                                         Title:


                                JOHN HANCOCK INSTITUTIONAL SERIES TRUST
                                on behalf of John Hancock Independence
                                Diversified Core Equity Fund II



                                By:
                                         Name:
                                         Title:


                                INDEPENDENCE INVESTMENT, LLC



                                By:
                                         Name:
                                         Title:

                                   APPENDIX A


     The Sub-adviser shall serve as investment sub-adviser for the Fund listed below. The Adviser will pay the Sub-adviser, as full compensation for all services provided under this Agreement with respect to the Fund, the fee computed separately for such Fund at an annual rate as follows (the "Sub-adviser Fee"):

Fund                                                            Percentage of Advisory Fee Payable to the Adviser
----                                                            -------------------------------------------------
John Hancock Independence Diversified Core Equity Fund II                              35%

     The Sub-adviser Fee for the Fund shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid quarterly to the Sub-adviser within 30 calendar days of the end of each quarter. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable Sub-adviser Fee, and multiplying this product by the net assets of the Fund. The Adviser shall provide the Sub-adviser with such information as the Sub-adviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by the Sub-adviser.

     If this Agreement becomes effective or terminates, or if the manner of determining the applicable Sub-adviser Fee changes, before the end of any quarter, the fee (if any) for the period from the effective date to the end of such quarter or from the beginning of such quarter to the date of termination or from the beginning of such quarter to the date of such change, as the case may be, shall be pro rated according to the proportion which such period bears to the full quarter in which such effectiveness or termination or change occurs.

                                                     VOTE THIS PROXY CARD TODAY!



JOHN HANCOCK SMALL CAP FUND
SPECIAL MEETING OF SHAREHOLDERS - July 12, 2006
PROXY SOLICITATION BY THE BOARD OF TRUSTEES

         The undersigned, revoking previous proxies, hereby appoint(s) Keith F. Hartstein, Alfred P. Ouellette and William H. King, with full power of substitution in each, to vote all the shares of beneficial interest of John Hancock Small Cap Fund ("Small Cap Fund") which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders (the "Meeting") of Small Cap Fund to be held at 601 Congress Street, Boston, Massachusetts, on July 12, 2006 at 10:00 a.m., Boston time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement dated May 24, 2006 is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal.

                                            Date                          , 2006
                                                --------------------------

                          PLEASE SIGN, DATE AND RETURN
                          PROMPTLY IN ENCLOSED ENVELOPE


                          ------------------------------------------------------

                          ------------------------------------------------------
                                               Signature(s)

                                        NOTE: Signature(s) should agree with the
                                        name(s) printed herein.  When signing as
                                        attorney,    executor,    administrator,
                                        trustee or  guardian,  please  give your
                                        full  name as  such.  If a  corporation,
                                        please  sign in full  corporate  name by
                                        president or other  authorized  officer.
                                        If  a   partnership,   please   sign  in
                                        partnership name by authorized person.

                                                     VOTE THIS PROXY CARD TODAY!


SPECIFY YOUR DESIRED ACTION BY A CHECK MARK IN THE APPROPRIATE SPACE. THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) A PROPOSAL IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGEMENT.

             PLEASE VOTE BY FILLING IN THE APPROPRIATE BOXES BELOW.

(1) A proposal to approve a sub-investment management contact among John Hancock Advisers, LLC, John Hancock Small Cap Fund ("Small Cap Fund"), and Independence Investment LLC.

         FOR      |_|                  AGAINST  |_|               ABSTAIN  |_|


(2) A proposal to approve a policy allowing Small Cap Fund's Board of Trustees and John Hancock Advisers, LLC to retain sub-advisers to Small Cap Fund without shareholder approval.

         FOR      |_|                  AGAINST  |_|               ABSTAIN  |_|

             PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD.

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------------
JOHN HANCOCK FUNDS

                         Internet Proxy Voting Services
                                Proxy Voting Form
                               John Hancock Funds
                                 Small Cap Fund

THE TRUSTEES RECOMMEND A VOTE "FOR" THE FOLLOWING PROPOSALS.

Proposal 1.               [ ]FOR     [ ]AGAINST     [ ]ABSTAIN

(1) A proposal to approve a sub-investment management contact among John Hancock Advisers, LLC, John Hancock Small Cap Fund ("Small Cap Fund"), and Independence Investment LLC.

Proposal 2.               [ ]FOR     [ ]AGAINST     [ ]ABSTAIN

(2) A proposal to approve a policy allowing Small Cap Fund's Board of Trustees and John Hancock Advisers, LLC to retain sub-advisers to Small Cap Fund without shareholder approval.

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

John Hancock
------------
JOHN HANCOCK FUNDS

                         Internet Proxy Voting Services
                                Proxy Voting Form
                               John Hancock Funds
                                 Small Cap Fund

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THE TRUSTEES RECOMMEND A VOTE "FOR" THE FOLLOWING PROPOSALS.

Proposal 1.               [ ]FOR     [ ]AGAINST     [ ]ABSTAIN

(1) A proposal to approve a sub-investment management contact among John Hancock Advisers, LLC, John Hancock Small Cap Fund ("Small Cap Fund"), and Independence Investment LLC.

Proposal 2.               [ ]FOR     [ ]AGAINST     [ ]ABSTAIN

(2) A proposal to approve a policy allowing Small Cap Fund's Board of Trustees and John Hancock Advisers, LLC to retain sub-advisers to Small Cap Fund without shareholder approval.



Please refer to the proxy statement for discussion of each of these matters.
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